Fourth Quarter 2023 Earnings Supplement

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve,” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; environmental, social and governance practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2022, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 Full Year Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.74 Net Income $144.8 million ROA 1.56% ROE 11.80% ROTE* 17.15% PPNR* 2.12% HIGHLIGHTS • Record EPS and net income • Strong return metrics and EPS growth of 8.09% • Solid NIM of 4.13% compared to 3.76% for 2022 • Net interest income increased $33.6 million, or 10.65%, compared to 2022 • Net charge-offs of $13.2 million, or 0.18% of average loans • Efficiency ratio remains low at 51.35% NIM* 4.13% NCO 0.18% OTHER Efficiency Ratio* 51.35%

4 Fourth Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.96 Net Income $37.0 million ROA 1.55% ROE 11.79% ROTE* 17.00% PPNR* 1.97% HIGHLIGHTS • Strong earnings and return metrics • NIM remains solid at 3.92% • Net charge-offs of $3.6 million, or 0.19% of average loans (annualized) • Efficiency ratio of 54.12% NIM* 3.92% NCO 0.19% OTHER Efficiency Ratio* 54.12%

Balance Sheet • Loans increased $137.4 million, or 7.25% annualized, since September 30, 2023 • Customer deposit growth of $98.2 million in money market and CDs • Added $200.7 million of brokered money markets Dollars in millions 5 4Q23 3Q23 Var $234 $238 ($4) 970 955 15 7,653 7,516 137 7,522 7,223 299 Cash & Int Bear Bal Securities Loans Deposits ($50) $0 $50 $100 $150 $200 $250 $300 4Q23 vs 3Q23: 4Q23 vs 3Q23 DEPOSIT CHANGES DECREASES/INCREASES Brokered MMs

Asset Quality ACL Trend: Dollars in millions 6 ASSET QUALITY TRENDS • ACL relatively stable at 1.41% • Net charge-offs of $3.6 million, or 0.19% of average loans (annualized) • NPAs remain low at 0.30% of total loans plus OREO

• NIM was solid at 3.92% • NIM has increased 80 basis points through this interest rate cycle • Quarterly net interest income has improved $16.7 million, or 24.36%, since the fourth quarter of 2021 Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 7 CURRENT RATE CYCLE

4Q23 4Q23 vs 3Q23 4Q23 vs 4Q22 Debit and Credit Card $4.5 ($0.2) $0.1 Service Charges 4.1 — (0.2) Wealth 3.1 0.1 0.1 Mortgage 0.3 — — Other 6.1 6.0 2.5 Noninterest Income $18.1 $5.9 $2.5 Noninterest Income 8Dollars in millions • Increase in other related to a $3.3 million gain on OREO and valuation adjustments on our commercial loan swaps and a nonqualified benefit plan of $2.2 million compared to 3Q23

4Q23 4Q23 vs 3Q23 4Q23 vs 4Q22 Salaries & Benefits $31.0 $3.5 $3.0 Data Processing 4.5 — 0.3 FF&E 3.7 0.6 0.7 Occupancy 3.6 (0.1) (0.2) Professional Services 2.0 — (0.1) Other Taxes 1.9 — 0.1 Marketing 1.4 (0.3) — FDIC 1.0 — 0.6 Other 7.1 (0.3) 0.5 Noninterest Expense $56.2 $3.4 $4.9 Noninterest Expense 9Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures • Higher expenses mainly due to an increase in salaries and benefits due to higher medical, incentives and valuation adjustments on a nonqualified benefit plan

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 10 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA improvement due to strong earnings and AOCI

4Q23 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $146,980 Plus: amortization of intangibles (annualized), net of tax 1,003 Net income before amortization of intangibles (annualized) $147,983 Average total shareholders' equity $1,247,030 Less: average goodwill and other intangible assets, net of deferred tax liability (376,761) Average tangible equity (non-GAAP) $870,269 Return on average tangible shareholders' equity (non-GAAP) 17.00 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $46,024 Plus: Provision for credit losses 943 Total $46,967 Total (annualized) (non-GAAP) $186,336 Average assets $9,473,669 PPNR/Average Assets (non-GAAP) 1.97 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 11

2023 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income $144,781 Plus: amortization of intangibles, net of tax 1,042 Net income before amortization of intangibles $145,823 Average total shareholders' equity $1,227,332 Less: average goodwill and other intangible assets, net of deferred tax liability (377,157) Average tangible equity (non-GAAP) $850,175 Return on average tangible shareholders' equity (non-GAAP) 17.15 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $178,804 Plus: Provision for credit losses 17,892 Total $196,696 Average assets $9,276,256 PPNR/Average Assets (non-GAAP) 2.12 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 12

2023 Net Interest Margin Rate (FTE) (non-GAAP) Interest income and dividend income $477,901 Less: interest expense (128,491) Net interest income per consolidated statements of net income 349,410 Plus: taxable equivalent adjustment 2,550 Net interest income (FTE) (non-GAAP) $351,960 Average interest-earning assets $8,519,775 Net interest margin - (FTE) (non-GAAP) 4.13 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Efficiency Ratio (non-GAAP) Noninterest expense $210,334 Net interest income per consolidated statements of net income $349,410 Plus: taxable equivalent adjustment 2,550 Net interest income (FTE) (non-GAAP) 351,960 Noninterest income 57,620 Net interest income (FTE) (non-GAAP) plus noninterest income $409,580 Efficiency ratio (non-GAAP) 51.35 % The efficiency ratio is noninterest divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice. Appendix Definitions of GAAP to Non-GAAP Financial Measures 13

4Q23 3Q23 2Q23 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 Tangible Common Equity (TCE)/Tangible Assets (non-GAAP) Total shareholders' equity $1,283,445 $1,223,532 $1,212,853 $1,227,795 $1,184,659 Less: goodwill and other intangible assets, net of deferred tax liability (376,631) (376,883) (377,144) (377,405) (377,673) Tangible common equity (non-GAAP) $906,814 $846,649 $835,709 $850,390 $806,986 Total assets $9,551,526 $9,466,077 $9,252,922 $9,193,442 $9,110,567 Less: goodwill and other intangible assets, net of deferred tax liability (376,631) (376,883) (377,144) (377,405) (377,673) Tangible assets (non-GAAP) $9,174,895 $9,089,194 $8,875,778 $8,816,037 $8,732,894 Tangible common equity to tangible assets (non-GAAP) 9.88% 9.31% 9.42% 9.65% 9.24 % Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy. Efficiency Ratio (non-GAAP) Noninterest expense $56,203 $52,799 $49,633 $51,699 $51,275 Net interest income per consolidated statements of net income $85,109 $87,387 $88,123 $88,791 $89,058 Plus: taxable equivalent adjustment 683 674 639 555 532 Net interest income (FTE) (non-GAAP) 85,792 88,061 88,762 89,346 89,590 Noninterest income 18,061 12,178 14,191 13,190 15,643 Net interest income (FTE) (non-GAAP) plus noninterest income $103,853 $100,239 $102,953 $102,536 $105,233 Efficiency ratio (non-GAAP) 54.12% 52.67% 48.21% 50.42% 48.73 % The efficiency ratio is noninterest divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax- exempt sources and is consistent with industry practice. Net Interest Margin Rate (NIM) (FTE) (non-GAAP) Interest income and dividend income $126,706 $122,959 $117,333 $110,903 $103,208 $89,835 $77,599 $70,109 $71,135 Less: interest expense (41,597) (35,572) (29,210) (22,112) (14,150) (6,037) (2,405) (2,376) (2,697) Net interest income per consolidated statements of net income 85,109 87,387 88,123 88,791 89,058 83,798 75,194 67,733 68,438 Plus: taxable equivalent adjustment 683 674 639 555 532 521 506 493 510 Net interest income (FTE) (non-GAAP) $85,792 $88,061 $88,762 $89,346 $89,590 $84,319 $75,700 $68,226 $68,948 Net interest income (FTE) (annualized) $340,370 $349,373 $356,022 $362,348 $355,438 $334,526 $303,633 $276,694 $273,537 Average interest-earning assets $8,704,727 $8,561,578 $8,436,490 $8,372,193 $8,220,689 $8,287,889 $8,535,384 $8,747,398 $8,768,329 Net interest margin (FTE) (non-GAAP) 3.92% 4.09% 4.22% 4.32% 4.33% 4.04% 3.56% 3.16% 3.12 % The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income. Appendix Definitions of GAAP to Non-GAAP Financial Measures 14

Fourth Quarter 2023 Earnings Supplement